EXHIBIT 10.1

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

SECOND AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT ("Second Amendment") is made and entered into as of November 8, 2021 (the “Second Amendment Effective Date”) by and between Vor Biopharma Inc. ("Company") and The Trustees of Columbia University in the City of New York ("Columbia").

W I T N E S S E T H:

WHEREAS, Company and Columbia are parties to that certain Exclusive License Agreement dated April 28, 2016, amended February 12, 2019 (collectively, the “Agreement”). Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Agreement;

WHEREAS, Company and Columbia wish to amend the Agreement in certain respects to add intellectual property licensed to Company under the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

1.
Replacement of Exhibit A-1 with Exhibit A-2 (Patents). Exhibit A-1 is hereby deleted in its entirety and replaced with Exhibit A-2 attached as Appendix 1 hereto. Each mention in the Agreement of “Exhibit A-1” will now be deemed to be a reference to “Exhibit A-2”.

2.
Replacement of Exhibit B-1 with Exhibit B-2 (Materials and Technical Information). Exhibit B-1 is hereby deleted in its entirety and replaced with Exhibit B-2 attached as Appendix 2 hereto. Each mention in the Agreement of “Exhibit B-1” will now be deemed to be a reference to “Exhibit B-2”.

3.
Section 1n. is hereby deleted in its entirety and replaced with the following:

n. “Patent” or “Patents” shall mean: (i) the United States and foreign patents and/or patent applications listed in Exhibit A-2 hereto; (ii) any non-provisional patent applications that claim priority to any provisional patent applications listed in Exhibit A-2 hereto; (iii) any and all claims of continuation-in-part applications that claim priority to the United States patent applications listed in Exhibit A-2, but only where such claims are directed to inventions disclosed in the manner provided in the first paragraph of 35 U.S.C. Section 112 in the United States patent applications listed in Exhibit A-2, and such claims in any patents issuing from such continuation-in-part applications; (iv) any and all foreign patent applications, foreign patents or related foreign patent documents that claim priority to the patents and/or patent applications listed in Exhibit A-2; (v) any and all divisionals, continuations, reissues, re-examinations, renewals, substitutions, and extensions of the foregoing; and (vi) any and all patents issuing from the foregoing. Notwithstanding the preceding definition, Patent and Patents may include patents or patent applications directed to a discovery, development, invention, enhancement, derivative, change or modification arising from the performance of research under the Research Agreement (as defined below), wherein such invention (x) is or may be patentable over the Patents listed in Exhibit A-2 as of the Effective Date, (y) [***], and (z) whose manufacture, use, or sale would infringe a Valid Claim (“Included Improvements”). The Parties agree to amend Exhibit A-2 from time to time to specify such Included Improvements.

4.
Section 1q. is hereby deleted in its entirety and replaced with the following:

q. “Research Agreement(s)” shall mean; (i) the sponsored research agreement between Columbia and PureTech Health LLC relating to research conducted under the direction of [***] at Columbia effective November 30, 2015 and (ii) the sponsored research agreement between Columbia and Vor BioPharma Inc., relating to research conducted under the direction of [***] at Columbia effective November 8, 2021 and executed within thirty (30) days of the Second Amendment Effective Date.

5.
Section 4e is hereby deleted in its entirety and replaced with the following:

“e. Development Milestone Payments: In the event that the Company, Sublicensees, or their Affiliates (collectively “Developer”) develops a Product for potential commercial sale in the Territory, the following nonrefundable, non-recoverable milestone payments shall be made by Company to Columbia with respect to the first Product to reach each milestone or when specific milestones are first achieved, as applicable (collectively, the “Developer Milestone Payments”):

i.
[***];
ii.
[***];
iii.
[***];
iv.
[***];
v.
[***]; and
vi.
[***].

“In the event a Developer develops a Subsequent Product for potential commercial sale in the Territory, Company shall pay to Columbia the nonrefundable, non-recoverable Developer Milestone Payments set forth in Section 4e(iv) – (vi) with respect to the first Subsequent Product to reach each milestone or when the milestone is first achieved by a Subsequent Product, as applicable. “Subsequent Product” as used in this Section 4(e) means a Product that (i) is Covered by a Valid Claim of a Patent resulting from [***] or [***]or (ii) uses or incorporates any information, data or subject matter disclosed in any patent application resulting from [***] or [***], to the extent that such information, data or subject matter is not specifically or expressly disclosed in any patent application resulting from [***]. The Parties agree that the disclosure of a genus in a patent application resulting from [***] does not constitute a specific or express disclosure of a species within said genus.

In the event a Developer develops a Tertiary Product for potential commercial sale in the Territory, Company shall pay to Columbia the nonrefundable, non-recoverable Developer Milestone Payments set forth in Section 4e(iv) – (vi) with respect to the first Tertiary Product to reach each milestone or when the milestone is first achieved by a Tertiary Product, as applicable. “Tertiary Product” as used in this Section 4(e) means a Product that (i) is Covered by a Valid Claim of a Patent resulting from [***] or (ii) uses or incorporates any information, data or subject matter disclosed in any patent application resulting from [***], to the extent that such information, data or subject matter is not specifically or expressly disclosed in any patent application resulting from [***], and/or [***]. The Parties agree that the disclosure of a genus in a patent application resulting from [***], and/or [***] does not constitute a specific or express disclosure of a species within said genus.

The Parties agree that if a Subsequent Product or a Tertiary Product is the first Product to achieve the milestones set forth in Section 4e(i) – (vi), the Company shall pay to Columbia the non-refundable, non-recoverable Developer Milestone Payments corresponding to such milestones. No further Developer Milestone Payments shall be due for any Product (including without limitation a Subsequent Product or Tertiary Product) that subsequently achieves the milestones set forth in Section 4e(i) – (iii); however, Company will still pay to Columbia the Developer Milestone Payments for a second Product that achieves the milestones set forth in Section 4e(iv) – (vi), provided that at least one of the two Products to achieve the milestones is a Subsequent Product or a Tertiary Product, and Company will still pay to Columbia the Developer Milestone Payments for a third Product that achieves the milestones set forth in Section 4e(iv) – (vi), provided that at least one of the three Products to achieve the milestones is a Subsequent Product and at least one of the three Products to achieve the milestones is a Tertiary Product. Notwithstanding the foregoing, Company shall not be obligated to pay to Columbia the Developer Milestone Payments set forth in Section 4e(iv) – (vi) more than thrice.”

7.
Section 6a shall be amended by adding the following language after subsection (ii):

“ii. Conduct good faith due diligence on opportunities to develop and commercialize Products that (i) use or incorporate any information, data, or subject matter disclosed in [***] or disclosed in any patent application resulting from [***] or (ii) are Covered by a Valid Claim of a Patent resulting from [***], which diligence shall include but is not limited to [***]”

8.
Section 17 shall be amended to replace Company’s contact information with the following:

If to the Company, to: Vor Biopharma, Inc.

Attn: Chief Legal Officer

100 Cambridgepark Drive, Suite 400

Cambridge, MA 02140

email: legal@vorbio.com

bd@vorbio.com

9.
Except as expressly set forth in this Second Amendment, the Agreement shall remain in full force and effect. If there is any inconsistency or conflict between this Second Amendment and the Agreement, the provisions of this Second Amendment shall govern and control. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Agreement to be executed as of the date first above written.

THE TRUSTEES OF COLUMBIA

UNIVERSITY IN THE CITY OF NEW YORK

By_/s/ Scot Hamilton____________________

Name: Scot Hamilton

Title: AVP

TTS: [***]

VOR BIOPHARMA INC.

By_/s/ Robert Ang____________________

Name: Robert Ang

Title: President and CEO